1 Non-Confidential Presentation March 8, 2007 Multi-Target Inhibiting Small Molecules Exhibit 99.1

Forward Looking Statements
This presentation contains statements about Curis’ future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks relating to: both our and our collaborators’ ability to successfully research, obtain regulatory approvals for, develop and commercialize products based upon our technologies; our ability to obtain and maintain proprietary protection for our technologies and product candidates, including our multi-target inhibitors; competitive pressures; our ability to maintain strategic collaborations, including with Genentech, Ortho Biotech and Wyeth; our ability to successfully execute on, and receive favorable results from, our proprietary drug development efforts; our ability to raise additional funds to finance our operations; and those factors described in our Annual Report on Form 10-K for the year ended December 31, 2006, and other reports that we file with SEC.
The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

Curis, Inc.
Outline
Novel small molecules comprise two covalently-bound
pharmacophores, one targeting EGFR and the other
inhibiting a second, validated cancer target (Target A)
Rationale for multi-target inhibitor drugs - seeking to create
“Best-in-Class” drugs
Curis’ approach to cancer drug discovery
In vitro potency
In vivo efficacy
Summary of additional in vivo data
Intellectual property summary
Program summary

Curis, Inc.
Curis Aims to Develop Next Generation
of Targeted Anticancer Drugs
Targeted anticancer therapy: to target pathways and proteins involved in malignant transformation
Selective kinase inhibitors are clinically efficacious
and much less toxic than chemotherapy
Newly approved multiple kinase inhibitors are more
broadly effective
Curis expects that the next generation of targeted
anticancer drugs, by engaging more key targets, will be
more efficacious and work against multiple cancers

Curis, Inc.
Rationale for Designing Multi-Target
Inhibitor Drugs Against Cancer
Low risk expected
Validated molecular targets
Established clinical path
Reduced development costs, timelines anticipated
Potential for accelerated market acceptance, long market
exclusivity
May be more efficacious
Heterogeneity of tumor cells (multiple mutated pathways)
Lower effective doses (synergism), fewer dose-limiting
toxicities
Prevention of drug resistance, efficacy in resistant patients
Broxterman HJ et al. Drug Resist Updat. 8:183, 2005; Budillon A et al. Curr Drug Targets 6:241, 2005
Daub H et al. Nat Rev Drug Disc 3-1001 2004; Daub H et al. Nat Rev Drug Dis 3:1001, 2004

Curis, Inc.
Commercial Opportunity
Sales of already marketed targeted cancer drugs expected to
grow to $25.2 billion by 2015 (up from $7.5 billion in 2005)
Targeted therapies expected to constitute 55% of top 20
oncology drugs by 2015
Several multi-targeted agents are expected to be in the top 20 by 2015: Nexavar, Sutent, Sprycel
These market forecasts are in addition to already established, single-agent blockbuster drugs (Avastin, Tarceva)
Datamonitor Report “Pipeline/Commercial Insight: Molecular Targeted Cancer
Therapies - More drugs on the market, more targets in the pipeline”. 10/10/06

Curis, Inc.
Curis’ Approach to Drug Discovery
US operations
Scientific leadership, inventorship & core competencies
Compound design, in vitro assays, PK/PD, animal cancer models performed in US - tightly integrated for rapid progress
Close coordination between Curis R&D and legal groups as each program progresses - creating strong IP portfolio
China-based CRO used for medicinal chemistry synthesis
Overseen by Curis chemists in US
Takes advantage of time difference (24/7 research operations)
Substantial enhancement of productivity
Web portal-based database and tracking system being developed

Curis, Inc.
Curis Drug Development Process
Curis US
Cambridge, MA
1. Design compound structures
2. Submits structure for synthesis
3. Chemist synthesizes compound
4. Performs analytical analysis
5. Enters yield, purity, analytical results
into database
6. Compound registered in Curis
database & shipped to Curis US
Synthetic Chemistry DB
7. In vitro biology assays
Curis Compound DB
In vitro biology DB
In vivo biology DB
8. In vivo biology assays
Curis-InforSense
Drug Development
Web Portal Project
Curis-China
Shanghai

Curis, Inc.
EGFR and Target A Multi-Target
Inhibitor Program
EGFR signaling can lead to tumor growth and development via multiple processes, including enhanced cellular proliferation, survival, and metastasis
Many inhibitors of the EGFR have been developed, targeting either the extracellular receptor domain with antibodies or the intracellular tyrosine kinase binding domain with small molecules
Target A is considered to be a promising target in drug development for cancer therapy and has been clinically validated
Curis is developing single small molecule inhibitors which target both
EGFR and Target A

100
80
60
40
20
0
Inhibition %
0.001
0.01
0.1
1
10
Concentration (uM)
CUR-MTI-1 (3.1nM)
CUR-MTI-2 (2.4nM)
EGFR Inhibitor(48 nM)

100
80
60
40
20
0
Inhibition %
0.0001
0.001
0.01
0.1
1
10
Concentration (μM)
CUR-MTI-1 (7.4nM)
CUR-MTI-2 (4.4nM)
Target Inhibitor
(40.0nM)

Curis, Inc.
Curis Multi-Target Inhibitors Are More Potent
Than Prototype Drugs in In Vitro
Assays
Target A Enzyme Assay
• 5-10 fold more potent
EGFR Enzyme Assay
• 15-20 fold more potent
EGFR Enzyme Assay
Target A Enzyme Assay
A

Curis, Inc.
Curis MTIs Display Dose-Dependent
Inhibition of Both Targets in A431 cells
EGF
Control
EGFR
p-EGFR
EGFR
p-EGFR
1h
24h
EGFRi
(uM)
CUR-MTI-1
- +       - +     - +      - +     - +
10 0.1 1                 10
5h
Target A readout
Loading control
Control
Target A readout
Loading control
CUR-MTI-1
10 1                 10
1h
Control
Target Ai
CUR-MTI-1
10
(uM)
EGFRi
(uM)
0.1
0.1
1                  10

Curis, Inc.
Cur-MTI-1 Improves Anti-Proliferative Activity Against
Non-Small Cell Lung Cancer Cell Lines (IC
50
in uM)
Proliferation is inhibited in both EGFRi-sensitive and resistant NSCLC cell lines
Cur-MTI-1 is more potent than a combination of both prototype drugs
Tumor Line Tumor Type Target Ai EGFRi
Target Ai/EGFRi
Combined
Cur-MTI-1
Improvement
In Potency
  H1975 L858R + T790M 4.7 >10 4.0 0.5 9x
  H1703 Squamous, WT
4.7 9.0 1.8 0.2
8x
  HCC827 Adeno, E19Del, amplified
1.8 7.5 2.3 0.6
4x
  H358 Adeno, WT, amplified
2.5 6-7 1.1 0.4
3x
  H292 Mucoepidermoid, WT 1.1 1.3 0.6 0.2 3x
  H460 Large cell,  WT
1.7 8.2 1.4 0.7
2x
  H2122 Adeno, WT
7.5 1.0 0.4 0.3
1x
  A549 Adeno, WT 3.5 16.7 ND 2.1 ND

Curis, Inc.
Cur-MTI-1 Improves Anti-Proliferative Activity
Against Pancreatic Cancer Cell Lines (IC
50
in uM)
Pancreatic tumor cells are not sensitive to EGFR inhibition; Cur-MTI-1 IC
50
values
range from 0.27-0.95 uM against 6 major pancreatic carcinoma cell lines
Cur-MTI-1 is more potent than a combination of both prototype drugs
Tumor Line Target Ai EGFRi
Target Ai/EGFRi
Combined
Cur-MTI-1
Improvement
In Potency
HPAC 25.1 25.0 9.9 0.95 10x
MiaPaCA 1.7 15.8 1.7 0.29 6x
CFPAC 7.7 14.9 3.2 0.56 6x
Capan1 7.3 26.9 4.4 0.80 6x
PANC 4.3 21.6 3.4 0.66 5x
BxPC3 2.7 7.6 1.0 0.27 4x

Curis, Inc.
Cur-MTI-1 Improves Anti-Proliferative Activity
Against Other Major Cancer Cell Lines (IC
50
in uM)
Cell lines from five major types of cancer (lung, breast, prostate, colon, and pancreas) responded better than a combination of EGFRi and Target Ai
Cur-MTI-1 highly active against breast cancer cell lines (10x-20x)
Tumor Line Tumor Type Target Ai EGFRi
Target Ai/EGFRi
Combined
Cur-MTI-1
Improvement
In Potency
MDA-MB-231 Breast adenocarcinoma 0.28 27.39 0.12 0.006 20x
HCT116
Colon cancer 0.73 11.74 0.60 0.04/0.23
3-14x
MCF-7
Breast adenocarcinoma 0.73 34.00 0.67 0.05
13x
MDA-MB-468
Breast adenocarcinoma 1.58 3.50 0.56 0.04
13x
SKBr3 Breast carcinoma 4.60 >20 3.15 0.32 10x
PC-3 Prostate adenocarcinoma 4.80 >20 3.00 0.61 5x
Caki-1 Renal carcinoma 0.11 0.06 0.12 0.04 3x
A431 Epidermoid carcinoma 1.00 2.33 0.54 0.23 2x
22RV1 Prostate carcinoma 0.09 0.17 0.06 0.07 1x

Relative Caspase 3/7 Activities
Concentration (µM)

Concentration (µM)

μ

Curis, Inc.
Cur-MTI-1 Displays Potent Induction of
Apoptosis In Cancer Cell Lines
Cur-MTI-11 induces ~4 to 11x more cell apoptosis as measured by increased caspase 3 & 7 activity
EGFRi prototype drug is inactive at a concentration <20 M
HCT-116 (Colon): 24 hrs
4X
Cur-MTI-1  (0.17 uM)
Target Ai   (2.18 uM)
EGFRi       (>20 uM )
Combined (0.67 uM)
SKBr3 (Breast): 24 hrs
11X
Cur-MTI-1  (0.92 uM)
Target Ai    (10.1 uM)
EGFRi         (>20 uM )
Combined  (10.0 uM)

Curis, Inc.
CUR-MTI-1 Is Efficacious in A431
Epidermoid Tumor Xenograft Model
Pre-treatment tumor size is 156+57 mm³
100
200
300
400
500
600
700
0 3 6 9 12 15 18 21 24
Days of Treatment
48 mg/kg
24 mg/kg
12 mg/kg
6 mg/kg
Vehicle
80
90
100
110
120
0 3 6 9 12 15 18 21 24
Days of Treatment
48 mg/kg
24 mg/kg
12 mg/kg
6 mg/kg
Vehicle

Curis, Inc.
CUR-MTI-1 Is Efficacious in H292 NSCLC
Xenograft Model
Pre-treatment  tumor size is 116.3+23.2 mm
3.
Animals were treated with compound (15, 30 or 60 mg/kg) or
vehicle once daily on days indicated by
80
90
100
110
120
0 3 6 9 12 15 18 21
Days
Vehicle 15 mg/kg
30 mg/kg 60 mg/kg
50
100
150
200
250
300
350
400
450
0 3 6 9 12 15 18 21
Days
Vehicle 15 mg/kg
30 mg/kg 60 mg/kg

% Tumor Volume

H358
1000
750
500
250
0
% Tumor Volume
0
10
20
30
40
50
60
Day
Control
Erlotinib 100mg/kg

Curis, Inc.
Comparison of Anti-Tumor Activity of CUR-MTI-1 and
Prototype EGFRi in H358 NSCLC Xenograft Model
Animals were treated for once daily for 14 days
with erlotinib (100 mg/kg qd) or vehicle control
(Cancer Res 65: 9457, 2005)
50
100
150
200
250
300
0 3 6 9 12 15 18 21 24 27
Day
Vehicle 15 mg/kg
30 mg/kg 60 mg/kg
Pre-treatment tumor size 84+23 mm³.
Animals were treated with CUR-MTI-1 (15,
30 or 60 mg/kg) or vehicle once daily on
days indicated by

18 Curis, Inc. CUR-MTI-1 Inhibits EGFR Target Activity in a Model of NSCLC by 3 Day Treatment Vehicle Control CUR-MTI-1

19 Curis, Inc. CUR-MTI-1 Induces Apoptosis in a Model of NSCLC by 3 Day Treatment Vehicle Control CUR-MTI-1 area of cell death

20 Curis, Inc. CUR-MTI-1 Reduces Tumor Cell Proliferation in a Model of NSCLC by Day 3 CUR-MTI-1 Vehicle Control

Curis, Inc.
Summary of Additional Data Available
Under Confidentiality
In vitro
Metabolism in hepatocytes of different species
Receptor, enzyme, kinase panel profiling
In vivo
PK in three species
Dose dependent PD, PK-PD relationship, downstream
effector biomarkers, etc.
Preliminary PD/efficacy in primary human tumor
xenografts
Efficacy studies in pancreatic, colon, prostate, additional
NSCLC, and other cancers
Non-GLP 14-day repeat dose tox study in rats

Curis, Inc.
Curis EGFR/Target Program  Intellectual
Property Strategy
Omnibus application (generically claims A+B compounds; in this case, B is EGFR)
Claims single compounds having at least two pharmacophores covalently bound via a linker moiety where each pharmacophore binds to a separate therapeutic target
Species application filed claiming a class of compounds having an EGFRi pharmacophore covalently linked to pharmacophore “A”
All applications filed on the same date to avoid prior art issues
Patentable novelty relies on the structural novelty of the core therapeutic pharmacophore “B” covalently bound to pharmacophore “A”, the combination not being disclosed in third party IP filings
We believe that the patentable novelty of Curis MTI compounds will also provide freedom to operate for the compounds per se
Analysis is ongoing and will be updated as we approach lead selection

Curis, Inc.
Program Summary
Drug Design: Both targets clinically validated
In Vitro Assays:
Potent small molecules against both targets
2 to 20x more potent in antiproliferation & apoptosis assays compared to a combination of EGFRi/Target Ai prototype compounds
Broad activity against wide range of cancer types  (23 cell lines tested)
Strong inhibition in EGFRi and/or target Ai insensitive or resistant tumor cell lines
PD studies:
Single dose administration inhibits targeted pathways, induces anti-proliferative and apoptosis effects in tumors in vivo
Efficacy studies:
Efficacious against diverse cancer types such as pancreatic, colon, prostate, NSCLC;
including tumor cell lines resistant to EGFRi
Early safety assessment:
No remarkable findings in 3-week efficacy studies up to 60 mg/kg daily
Well tolerated in non-GLP 14-day TK & toxicity study in rats; histology in progress
Selectivity safety panel profile: no major concerns identified
Strong IP position